                                                                    Exhibit 99.1


UNIFIRST CORPORATION                                                NEWS RELEASE
68 Jonspin Road
Wilmington, MA 01887-1086                        contact: John B. Bartlett
Telephone 978-658-8888 Ext 520                            Senior Vice President
Facsimile 978-988-0659                                    jbartlett@unifirst.com


[UNIFIRST CORPORATION LOGO]


                   UNIFIRST ANNOUNCES RECORD FINANCIAL RESULTS
                FOR THIRD QUARTER AND NINE MONTHS OF FISCAL 2004


Wilmington, MA (June 30, 2004) -- UniFirst Corporation (NYSE: UNF) today announced record revenues and earnings for the third quarter and nine months of fiscal 2004, which ended May 29, 2004.

Revenues for the third quarter of fiscal 2004 were $183.0 million, the highest in the Company's 68 year history, a 19.1 percent increase from $153.7 million in the same period a year ago. Acquisitions, primarily Textilease, accounted for
13.8 percent of the revenue growth for the quarter. Third quarter net income was a record $9.9 million, or $0.52 per basic share, a 3.5 percent increase from last year's $9.6 million, or $0.50 per basic share.

For the first thirty-nine weeks of fiscal 2004, revenues were a record $541.3 million, a 20.5 percent increase from $449.3 million for the same period of fiscal 2003. Acquisitions, again primarily Textilease, accounted for 14.8 percent of this revenue growth. Income before cumulative effect of accounting change was $26.1 million, or $1.36 per basic share, an 18.2 percent increase from last year's $22.0 million, or $1.15 per basic share. In the first quarter of fiscal 2003 the Company recorded an expense of $2.2 million, net of tax, as a result of implementing SFAS 143 regarding long lived assets. Net income for the first nine months of fiscal 2004 was $26.1 million, or $1.36 per basic share, a
31.6 percent increase from last year's $19.8 million, or $1.03 per basic share.

During the third quarter the Company decided to close its Richmond plant and transfer this business to the Textilease plant in Richmond. As a result of this decision the Company recorded a pre-tax charge to earnings of approximately $600 thousand to reduce the value of the machinery and equipment in its Richmond plant to its net realizable value. During the quarter the Company also completed the sale of approximately $5.0 million in annual sales of linen business acquired from Textilease. There was no P&L impact from this sale, but it will have a slight negative impact on revenues in future periods.

"We're pleased that despite a prolonged period of market softness that has hurt sales productivity, we've been able to generate the best results in our history", said Ronald D. Croatti, UniFirst's Chief Executive Officer.

"We look forward to reporting solid numbers in the quarters ahead, as the economic recovery progresses."

The Company will hold a conference call today at 4:00 PM (EST) to discuss its quarterly financial results, business highlights and outlook. A simultaneous live webcast of the call will be available over the Internet, and replays of the webcast will be available until July 31, 2004. The webcast can be accessed at www.unifirst.com.

UniFirst is one of the largest providers of workplace uniforms and protective clothing in North America. The Company employs over 9,000 team partners who serve more than 175,000 customer locations in 46 states, Canada and Europe from 170 manufacturing, distribution and customer service facilities.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for certain forward-looking statements. This public announcement may contain forward-looking statements that reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties. The words "anticipate" and "should," and other expressions that indicate future events and trends identify forward-looking statements. Actual future results may differ materially from those anticipated depending on a variety of factors, including, but not limited to, performance of acquisitions; economic and business changes; fluctuations in the cost of materials, fuel and labor; economic and other developments associated with the on-going war on terrorism; strikes and unemployment levels; demand and price for the Company's products and services; improvement in under performing rental operations; and the outcome of pending and future litigation and environmental matters.

                                 [Tables follow]




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UNIFIRST CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited)


                                                            Thirty-nine       Thirty-nine          Thirteen          Thirteen
                                                            weeks ended       weeks ended       weeks ended       weeks ended
              (In thousands, except per share data)             May 29,           May 31,           May 29,           May 31,
                                                                   2004              2003              2004              2003
------------------------------------------------------------------------------------------------------------------------------

Revenues                                                      $ 541,290         $ 449,294         $ 182,985         $ 153,690
------------------------------------------------------------------------------------------------------------------------------

Costs and expenses:
   Operating costs                                              347,024           288,182           116,223            97,041
   Selling and administrative expenses                          110,611            93,638            36,750            30,088
   Depreciation and amortization                                 34,389            29,906            11,662            10,218
------------------------------------------------------------------------------------------------------------------------------
                                                                492,024           411,726           164,635           137,347
------------------------------------------------------------------------------------------------------------------------------

Income from operations                                           49,266            37,568            18,350            16,343
------------------------------------------------------------------------------------------------------------------------------

Other expense (income):
   Interest expense                                               9,135             3,496             2,891             1,304
   Interest income                                                 (785)           (1,112)             (154)             (279)
   Interest rate swap income                                     (1,454)             (666)             (554)             (306)
------------------------------------------------------------------------------------------------------------------------------
                                                                  6,896             1,718             2,183               719
------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                                       42,370            35,850            16,167            15,624
Provision for income taxes                                       16,312            13,802             6,224             6,015
------------------------------------------------------------------------------------------------------------------------------

Income before cumulative effect of accounting change             26,058            22,048             9,943             9,609
------------------------------------------------------------------------------------------------------------------------------

Cumulative effect of accounting change
 (net of income tax benefit of $1,404 in fiscal 2003)                --             2,242                --                --
------------------------------------------------------------------------------------------------------------------------------

Net income                                                    $  26,058         $  19,806         $   9,943         $   9,609
==============================================================================================================================

Weighted average number of shares outstanding:
     basic                                                       19,191            19,185            19,200            19,168
------------------------------------------------------------------------------------------------------------------------------
     diluted                                                     19,253            19,220            19,271            19,175
------------------------------------------------------------------------------------------------------------------------------

Income per share -- basic:
Before cumulative effect of accounting change                 $    1.36         $    1.15         $    0.52         $    0.50
Cumulative effect of accounting change                               --             (0.12)               --                --
------------------------------------------------------------------------------------------------------------------------------
Net income                                                    $    1.36         $    1.03         $    0.52         $    0.50
==============================================================================================================================

Income per share -- diluted:
Before cumulative effect of accounting change                 $    1.35         $    1.15         $    0.52         $    0.50
Cumulative effect of accounting change                               --             (0.12)               --                --
------------------------------------------------------------------------------------------------------------------------------
Net income                                                    $    1.35         $    1.03         $    0.52         $    0.50
==============================================================================================================================

UNIFIRST CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)



                       (In thousands)                                    May 29,         August 30,            May 31,
                                                                            2004            2003 (a)              2003
-----------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
   Cash                                                                $   5,673          $   6,053          $   7,389
   Receivables                                                            76,267             57,941             63,984
   Inventories                                                            35,063             25,355             27,052
   Rental merchandise in service                                          63,349             60,490             59,939
   Prepaid taxes                                                           7,154              5,591              2,156
   Prepaid expenses                                                        1,024                407                386
-----------------------------------------------------------------------------------------------------------------------
      Total current assets                                               188,530            155,837            160,906
-----------------------------------------------------------------------------------------------------------------------
Property and equipment:
   Land, buildings and leasehold improvements                            238,281            221,487            218,576
   Machinery and equipment                                               258,702            238,820            243,599
   Motor vehicles                                                         70,064             66,081             65,593
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                                                                         567,047            526,388            527,768
   Less - accumulated depreciation                                       275,347            251,806            254,668
-----------------------------------------------------------------------------------------------------------------------
                                                                         291,700            274,582            273,100
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Goodwill                                                                 177,363             62,608             62,640
Intangible assets, net                                                    59,687             20,524             20,275
Other assets                                                               2,319              1,036                639
-----------------------------------------------------------------------------------------------------------------------
                                                                       $ 719,599          $ 514,587          $ 517,560
=======================================================================================================================

Liabilities and Shareholders' Equity
Current liabilities:
   Current maturities of long-term obligations                         $   1,261          $   2,493          $   2,525
   Notes payable                                                              --                104                 --
   Accounts payable                                                       40,369             30,678             31,476
   Accrued liabilities                                                    71,394             53,670             57,406
   Deferred income taxes                                                   2,556                 --                651
-----------------------------------------------------------------------------------------------------------------------
      Total current liabilities                                          115,580             86,945             92,058
-----------------------------------------------------------------------------------------------------------------------
Long-term obligations, net of current maturities                         202,582             67,319             72,725
Deferred income taxes                                                     41,394             24,943             23,300
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Shareholders' equity:
   Common stock                                                            1,082              1,060              1,056
   Class B common stock                                                      998              1,018              1,021
   Treasury stock                                                        (26,005)           (26,005)           (26,005)
   Capital surplus                                                        13,019             12,693             12,548
   Retained earnings                                                     372,168            348,043            341,472
   Accumulated other comprehensive loss                                   (1,219)            (1,429)              (615)
-----------------------------------------------------------------------------------------------------------------------
      Total shareholders' equity                                         360,043            335,380            329,477
-----------------------------------------------------------------------------------------------------------------------
                                                                       $ 719,599          $ 514,587          $ 517,560
=======================================================================================================================

(a) Condensed from audited financial statements